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                                                             Exhibit (23)(j)(1)

                                                         McCarter & English, LLP
                                                         Four Gateway Center
                                                         100 Mulberry Street
                                                         Newark, NJ 07102-4056
                                                         tel 973.622.4444
                                                         fax 973.624.7070
                                                         www.mccarter.com

                                                         [GRAPHIC APPEARS HERE]

January 4, 2006

Seligman New Jersey Municipal Fund, Inc.
100 Park Avenue
New York, New York 10017

Ladies and Gentlemen:

   With respect to Post-Effective Amendment No.27 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, for Seligman New Jersey Municipal Fund, Inc. (the "Fund"), we have reviewed the material relative to New Jersey Taxes in the Registration Statement. Subject to such review, our opinion as delivered to you and as filed with the Securities and Exchange Commission remains unchanged.

   We consent to the filing of this consent as an exhibit to the Registration Statement of the Fund and to the reference to us under the heading "New Jersey Taxes." In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended.

                                                  Yours truly yours,

                                                  /s/ John B. Brescher, Jr.
                                                  -----------------------------
                                                  John B. Brescher, Jr.
                                                  McCarter & English, LLP

  HARTFORD     STAMFORD   NEW YORK CITY    NEWARK    PHILADELPHIA  WILMINGTON   BALTIMORE
860.275.6700 203.324.1800 212.609.6800  973.622.4444 215.979.3800 302.984.6300 410.659.8500
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